CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	1 Months Ended
Jun. 30, 2025 USD ($) $ / shares shares
Greenland Exploration Limited
Formation costs	$ 335
General and administrative expenses	8,000
Loss before taxes	(8,335)
Income tax
Net loss	$ (8,335)
Weighted average common shares outstanding
Basic and diluted | shares	237,805
Basic and diluted net loss per share | $ / shares	$ (0.035)